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                                                          EXHIBIT 3


                  NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                         AND CONSOLIDATED SUBSIDIARIES
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                     ARTICLES OF INCORPORATION AND BY-LAWS


     The following documents of Navistar International Transportation Corp. are incorporated herein by reference:

     3.1 Restated Certificate of Incorporation of Navistar International Transportation Corp. effective October 27, 1995, filed as Exhibit
          3.1 on Annual Report on Form 10-K dated October 31, 1996, which was filed on January 26, 1996, Commission File No. 1-5236.

     3.2 The By-Laws of Navistar International Transportation Corp. effective February 14, 1995, filed as Exhibit 3.2 on Annual Report on Form 10-K dated October 31, 1996 which was filed on January 26, 1996, on Commission File No. 1-5236.
















































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